SUPPLEMENT DATED MAY 3, 2023
TO

PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION DATED MAY 1, 2003
FOR NEW YORK KEYPORT CHARTER AND NEW YORK KEYPORT LATITUDE

PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION
DATED DECEMBER 31, 2002
FOR NEW YORK KEYPORT ADVISOR, NEW YORK KEYPORT ADVISOR VISTA,
NEW YORK KEYPORT VISTA, NEW YORK KEYPORT ADVISOR CHARTER,
NEW YORK KEYPORT OPTIMA AND NEW YORK KEYPORT ADVISOR OPTIMA

ISSUED BY DELAWARE LIFE INSURANCE COMPANY OF NEW YORK
KBL VARIABLE ACCOUNT A

This supplement amends certain disclosure contained in the above-referenced prospectuses and statements of additional information issued by Delaware Life Insurance Company of New York (“DLNY”).

Delaware Life Insurance Company, the corporate parent of DLNY, has entered into a stock purchase agreement with Nassau Financial Group L.P., whereby Nassau Life Insurance Company, a New York domiciled life insurance company, will acquire all of the issued and outstanding common stock of DLNY.

The transaction is expected to close in the second half of 2023, subject to customary closing conditions, including receipt of all required regulatory approvals.

Although completion of the transaction will result in a change in control of DLNY, the terms and conditions of your Contract with DLNY will not change and you do not need to take any action.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THE CONTRACTS REFERENCED IN THIS SUPPLEMENT ARE NO LONGER FOR SALE.